UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2018

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Chief Operating Officer

On September 10, 2018, the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”), appointed Stephen D. Westhoven to the office of President and Chief Operating Officer of the Company, effective October 1, 2018. Mr. Westhoven, age 50, joined the Company in 1990 and served as Executive Vice President and Chief Operating Officer of the Company since November 2017. He also previously served as Senior Vice President and Chief Operating Officer, NJR Energy Services Company (“NJRES”) and NJR Clean Energy Ventures Corporation, from October 2016 to November 2017, and served as Senior Vice President, NJRES, from May 2010 to September 2016. In connection with Mr. Westhoven’s promotion, the Board approved an annual base salary of $500,000 and a target award opportunity of 75 percent of base salary and 150 percent of base salary under the Company’s Officer Annual Incentive Plan and Long-Term Incentive Plan, respectively.

Laurence M. Downes will continue to serve as the Company’s Chairman and Chief Executive Officer.

Election of Director

Also on September 10, 2018, upon the recommendation of the Board’s Nominating/Corporate Governance Committee, the Board increased the number of directors to 12 and elected Mr. Westhoven to the Board. There are no arrangements or understandings between Mr. Westhoven and any other person pursuant to which he was selected as President and a director, no family relationships among any of the Company’s directors or executive officers and Mr. Westhoven has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Westhoven is not independent, will not serve on any board committees and will not receive any compensation for his service as a director.

A copy of the press release announcing the promotion of Mr. Westhoven and his election to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Company dated September 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated September 10, 2018